Exhibit 99.1

Ramtron International Corporation
News Release
N a s d a q : R M T R

NEWS FOR RELEASE: 10/21/2011, 8:30am ET	CONTACT:	Lee Brown
(719) 481-7213
lee.brown@ramtron.com

FORM 10Q ERRONEOUSLY FILED BY RAMTRON’S FILING AGENT

COLORADO SPRINGS, CO—October 21, 2011 — Ramtron International Corporation (Nasdaq: RMTR), announced today that on October 20, 2011, a portion of an incomplete draft of a Form 10-Q for the fiscal quarter ended September 30, 2011 was erroneously filed with the Securities and Exchange Commission by the EDGAR filing agent of Ramtron International Corporation without authorization. The company and the filing agent are working to have the erroneous filing removed from the SEC EDGAR system as soon as possible. Investors should disregard all information contained in the 10-Q draft on the SEC’s EDGAR system until it is removed.

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